Exhibit 99.1

Delightful Service Through Innovation
To Every Customer Every Day

M
T
W
Angelica
T
F
S
S
PATIENT A

Angelica Corporation

January, 2007

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Angelica Today

SACRAMENTO
ANTIOCH
TURLOCK
STOCKTON
FRESNO
LAS VEGAS
COLTON
SAN FERNANDO
POMONA
LOS ANGELES
ORANGE
SAN DIEGO
PHOENIX
OKLAHOMA CITY
DALLAS
HOUSTON
CHICAGO
CORPORATE OFFICE
BALLSTON SPA
BATAVIA
LORAIN
DELAWARE
WORCESTER
SOMERVILLE
PAWTUCKET
HEMPSTEAD
EDISON
DURHAM
OOLTEWAH
COLUMBIA
ROCKMART
ATLANTA
OPERATING HEADQUARTERS
HOLLY HILL
TAMPA
CORPORATE OFFICES
SERVICE CENTER
DEPOT DISTRIBUTION

Angelica

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The Market is Large and Growing

- Angelica network reaches approximately 60% of the U.S. healthcare market
- Current market share in these geographic markets
  - Hospitals – 25%
  - Clinics – 3%
  - Long-Term Care – 6%
- Aging population means demand for healthcare services and hence, healthcare linen usage will grow
- Continued outsourcing growth potential

U.S. Healthcare Linen Market

Estimated at $5.8 Billion

Long-Term Care $1.0B
Hospitals $2.2B
Clinics $2.6B

Angelica

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Future Outsourcing Provides Additional Opportunities

Acute Care Markets in which AGL Participates

31% still done by
hospitals themselves
On-Premise
Laundries
22%
Coops
9%
Angelica
25%
Competitors
44%

Competitors
59%
On-Premise
Laundries
34%
Coops
7%
41% still done by
hospitals themselves

Angelica

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Historical Gross Margin

18
16
14
12
10
8
6
4
2
0
15.5
13.0
12.8
10.6
13.8
14.4
16.1
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
Hurricane Katrina - 8/05

Angelica

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Delightful Service Through Innovation
To Every Customer Every Day

M
T
W
Angelica
T
F
S
PATIENT A
S

Angelica Corporation
January, 2007

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Delightful Service Through Innovation
To Every Customer Every Day

[picture]

Angelica Corporation
January, 2007

Safe Harbor Statement

This presentation contains forward-looking statements, which reflect Angelica Corporation’s current views with respect to future events and financial performance and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation’s filings with the Securities and Exchange Commission.

[Angelica logo]

Angelica Vision Document

Vision

•	Delightful Service through Innovation

Mission

•	Every healthcare provider desires our superior services based on our high quality standards, passion and creativity. This will deliver industry-leading growth and exceptional stakeholder value.

Strategies

•	Delight the Customer

•	People, Family, Talent, Teams

•	Strengthen the Base

•	Business Expansion

Values

•	Excellence – Establish high standards and routinely surpass them

•	Respect –Care and concern for customers and employees

•	Ethics –Integrity and trust in all we do

•	Teamwork –Work together, celebrate and reward successes

•	Communications –Open, Honest, Always

[Angelica logo]

Equity Snapshot

• Exchange/Symbol (IPO in 1958)	NYSE: AGL
• Share Price as of 1/5/07	$27.20
• Market Capitalization	$256M
• Shares Outstanding	9.4M
• Market Cap/Revenues (ttm)	0.60
• Dividend/Yield	$0.44/1.6%

[Angelica logo]

Angelica History

•	Founded in 1878 and grew to three divisions in 1960’s: Manufacturing, Textile Services and Retail

•	Sold Manufacturing division in 2002

•	Beginning in 2004 through 2006:

–	Sold Retail division (2004)

–	Focused textile services on healthcare market (2005)

• Restructured organization from an operations centric model to a customer market centric model

–	Resolved 18 month union corporate campaign with 10 year labor peace agreement (2005)

–	Implemented “Delight the Customer” strategy (2006)

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Angelica Today

•   Delightful service to every customer every day

•   29 service centers in nine markets located in U.S.

[map]

[Angelica logo]

The Market is Large and Growing

▪	Angelica network reaches approximately 60% of the U.S. healthcare market	U.S. Healthcare Linen Market
▪	Current market share in these geographic markets	Estimated at $5.8 Billion
▪ Hospitals -25%
	▪ Clinics -3%	[pie chart]
	▪ Long-Term Care -6%	Long-Term Care $1.0B
▪	Aging population means demand for healthcare services and hence, healthcare linen usage will grow	Hospitals $2.2B Clinics $2.6B
▪	Continued outsourcing growth potential

[Angelica logo]

Future Outsourcing Provides Additional Opportunities

Acute Care Markets in which AGL Participates	Untapped Acute Care
Markets in which AGL does not Participate

31% still done by hospitals themselves

[pie chart]	[pie chart]

Coops 9%	Coops 7%
On-Premise Laundries 22%	On-Premise Laundries 34%
Angelica 25%	Competitors 59%
Competitors 44%
41% still done by hospitals themselves

[Angelica logo]

Competitive Environment

•	With less than 10% share of the total healthcare market, Angelica leads a fragmented $5.8 billion market

•	Only two national hospital competitors (Crothall Services, a Compass division, and Sodexho Laundry Services)

•	Approximately 10 mid-size regional hospital providers

•	In clinics, small and regional players dominate, but some national competition (Aramark and Alsco)

•	In long-term care, Health Care Services Group is an indirect national competitor as most do own laundry

[Angelica logo]

Key Environmental Issues

•	Industry standard practices revolve around internal operations, leading to average customer service (poor fill rates and on-time delivery)

•	Hospital providers, long term care and clinic providers are often distinct, even though affiliations across channels are frequent

•	Standard industry products have been cost driven versus patient satisfaction driven

•	Operations practices are “experienced based” versus state of the art manufacturing techniques

[Angelica logo]

How Does Angelica Win

1.	Delight the customer

	•	100% fill and on-time deliveries

	•	Higher quality products for patient satisfaction

	•	Innovative new products to help customers

2.	Leverage our existing “Delighted” customer base to

	•	Sell all products and services to all customers

	•	Service satellite clinics and LTC facilities of acute customers

	•	Realize fair pricing for outstanding service

3.	Implement operations best practices in all service centers and delivery areas and improve infrastructure

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Expected Outcomes

•	Higher customer satisfaction scores

•	Higher renewal rates on expiring contracts with fair pricing

•	Higher sales to existing customer base of current and new products

•	Greater sales to customer related clinics and long term care facilities

•	Price increases equal to inflation

•	Offsetting inflationary pressures on operating costs via improved productivity in operations and delivery

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Net Result

•	Organic growth rate increasing to 7% to 10%

•	Gross margin growing to 20% of revenues

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Target FY08 Economic Model - % of Revenues

	HISTORICAL RESULTS*

	FY02	FY03	FY04	FY05	YTD FY06**	TARGET FY08	COMMENTS

Revenues	100%	100%	100%	100%	100%	100%	Assumes 3.5% annual price gains

All Merchandise Costs	19.9%	19.4%	19.3%	17.7%	17.0%	17.3%	Higher quality product offsets purchasing efficiency

Utilities	6.6%	7.3%	8.4%	9.8%	9.6%	8.3%	Natural gas levels at pre-Katrina historic highs as percentage of revenue

A/O Production Expense	41.4%	41.0%	43.0%	45.5%	45.0%	42.6%	Gains from FY06 Best Practices Project offset wage inflation

Delivery Expense	12.7%	13.3%	13.4%	14.1%	13.7%	11.9%	Impact of GPS and Distribution Software

Gross Margin	19.5%	19.0%	15.8%	12.9%	14.7%	20.0%

SG&A	14.1%	13.9%	12.2%	12.0%	12.9%	11.0%	Projected needs at volume levels

* Discontinued operations removed from historical results
** First 9 months

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Some Key Risks and Opportunities

(See 10-K for complete list of risks)

Risks		Opportunities

•	Can’t realize inflationary price increases despite delightful service	•	Delightful service permits sale of higher priced, higher margin products

•	Natural gas remains around 5% of revenues vs. historic high of 4%	•	Higher quality products increase useful life of linen

•	Industry-wide wage pressures aren’t adequately offset via productivity gains	•	Potential for additional savings via more efficient sourcing

•	Escalating fuel and driver wages lessen savings from GPS and distribution software	•	Greater productivity gains allow A/O production expense to return to FY03 levels

		•	Efficiency and scale help drive SG&A below 11% of revenue

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Current Market Profitability

	FY05	1st 9 Mos. FY06
# Markets with 20+ % Gross Margin	1	1

# Markets with 17.5% to 19.9% Gross Margin	1	1

# Markets with 15.0% to 17.4% Gross Margin	0	2

# Markets with 12.5% to 14.9% Gross Margin	2	3

# Markets with 10.0% to 12.4% Gross Margin	4	1

# Markets with <10% Gross Margin	1	1

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Production Costs Per Pound - Index vs. FY05

PER POUND COSTS	FY05 Base*	1st 9 Mos. FY06
Total Production Cost	100	99.5
Total Production Cost - Linen Cost	100	100.9
Total Production Cost - Linen - Utilities	100	101.0
Total Production Cost - Linen - Utilities - Delivery	100	101.8

*Twelve Months Ending 1/28/06

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Future Opportunities for Growth Via Acquisition

•	Since November 2003, we have purchased over $130 million in net healthcare revenue, while selling about $24 million of non-healthcare business

•	Strategic focus is filling in market presence in Eastern and Southern United States with complementary, quality service providers

•	Acquisitions range from small tuck-in volume to multiple free-standing facilities

•	Interested in accretive acquisitions with 15% internal rate of return and 18% return on net assets.

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Experienced Management Team

Steve O’Hara, Chairman, President & CEO	Became President & CEO in September 2003 after 3 years as outside director; added Chairman role in February 2006; 26 years business experience
Jack Olbrych, CAO	Joined Angelica in December 2006, previously CEO of Carrus Publishing and held various senior management positions in the aviation industry
Russell Watson, SVP	5 years with Angelica, after 12 years with National Service Industries
Richard Oliva, SVP	3 years with Angelica, following 13 years with Ashland Chemicals
Jim Shaffer, CFO	CPA with 30 years finance experience, including 7 years with Angelica
Steve Frey, General Counsel	30 years experience, including corporate, regulatory and acquisitions. Over 7 years with Angelica.
Mel Davis, Vice President Operations	Joined Angelica in November 2005. 18 years experience in supply chain management and operations.

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First Nine Months FY06 Financial Results

	Oct 29, 2006	First 9 Months Ended Oct 30, 2005	Percent change

Continuing Operations:

Revenues	$ 320,060	$ 313,281	2.2%

Gross profit	47,167	42,946	9.8%
Gross margin	14.7%	13.7%

Selling, general and administrative expenses	(41,237)	(36,105)	14.2%

Amortization and other operating income, net	(309)	(2,112)	-85.4%

Income from operations	5,621	4,729	18.9%

Interest expense	(7,055)	(4,951)	42.5%

Non-operating income, net	567	1,179	-51.9%

(Loss) income from continuing operations pretax	(867)	957	nm

Income tax benefit	1,228	270	354.8%

Income from continuing operations	361	1,227	-70.6%

Diluted earnings (loss) per share:
Income from continuing operations	$ 0.04	$ 0.13	-69.2%

$ in thousands, except per share amounts

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Historical Gross Margin

[bar graph]

1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06
$15.5	$13.0	$12.8	$10.6	$13.8	$14.4	$16.1
Hurricane Katrina - 8/05

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Balance Sheet Remains Strong

Condensed and unaudited as of October 29, 2006 ($000,000)

ASSETS		LIABILITIES AND EQUITY

Cash	$5.4	Current Maturities of Debt	$ 0.2

Receivables - Net	57.6	Accounts Payable	33.6

Linens	49.2	Accrued Compensation	8.5

Prepaid & other current assets	3.0	Other Accrued Liabilities	40.7

Total Current Assets	115.2	Total Current Liabilities	83.0

Net PP& E	97.8

Goodwill	49.3	Long-Term Debt, Less Current Maturities	82.6

Other Acquired Assets	38.9	Other Long-Term Obligations	15.2

Other Long-Term Assets	24.9	Shareholders’ Equity	145.3

Total Assets	$326.1	Total Liabilities and Equity	$326.1

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Looking Ahead

▪	FY06

	▪	Revenues of approximately $425 million

	▪	Net income slightly above FY05

▪	FY07

	▪	Net revenues up about 5% as organic growth gains are offset by walking away from unprofitable contracts

	▪	Sequential gross margin growth resumes in first quarter

	▪	Operating income and pre-tax income up at least 50% from FY06

▪	FY08

	▪	Targeting 7-10% organic revenue growth

	▪	Gross margin target of 20% of revenues, assuming natural gas returns to pre-Katrina past 10 year high as percentage of revenue

	▪	SG&A at or below 11% of revenues

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Angelica Advantages

▪	Market leader in healthcare textile services committed to great service every day for every customer

▪	Extensive national reach, with regional focus

▪	Implementing operational best practices systemwide now to provide scalable base

▪	Strong, experienced management team focused on profitable growth

▪	Dividend, currently at $0.11 per share quarterly, provides 1.6% return

[Angelica logo]

Summary

By pursuing its stated initiatives, Angelica will
be the leading provider of linen management
services to the U.S. healthcare market with
healthcare providers desiring our services due
to our quality standards, passion and
creativity, allowing us to reach our goal of
delivering industry-leading growth and
exceptional stakeholder value.

[Angelica logo]

Delightful Service Through Innovation
To Every Customer Every Day

[picture]

Angelica Corporation
January, 2007